Exhibit 2

                           HORIZON ENERGY DEVELOPMENT, INC.
                                   INCOME STATEMENT
                                     (Unaudited)

                                                      Three Months Ended
                                                         March 31, 2000
                                                      ------------------

Operating Revenues                                          $39,609,485
                                                      ------------------

Operating Expenses:
   Fuel Used in Heat and Electric Generation                 18,462,553
   Operation Expense                                          7,133,632
   Maintenance Expense                                            3,964
   Property, Franchise and Other Taxes                          367,662
   Depreciation, Depletion and Amortization                   2,824,152
                                                      ------------------
Total Operating Expenses                                     28,791,963
                                                      ------------------

Operating Income                                             10,817,522
                                                      ------------------

Other Income                                                    218,019
                                                      ------------------

Interest Charges                                              2,900,489
                                                      ------------------

Income Before Income Taxes                                    8,135,052
                                                      ------------------

Income Taxes - Current                                        1,273,409
             - Deferred                                       1,179,432
                                                      ------------------
                                                              2,452,841
                                                      ------------------

Minority Interest in Foreign Subsidiaries                    (1,365,005)
                                                      ------------------

Net Income                                                  $ 4,317,206
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